Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Schedule Of Reconciliation Of Earnings/(Loss) Per Common And Diluted Share
The following table provides reconciliations of net income to net income available to common shareholders and the difference between average basic common shares outstanding and average diluted common shares outstanding:

(Dollars and shares in thousands, except per share data)	2018	2017	2016
Net income/(loss)	$556,507	$176,980	$238,511
Net income attributable to noncontrolling interest	11,465	11,465	11,465
Net income/(loss) attributable to controlling interest	545,042	165,515	227,046
Preferred stock dividends	6,200	6,200	6,200
Net income/(loss) available to common shareholders	$538,842	$159,315	$220,846

Weighted average common shares outstanding—basic	324,375	241,436	232,700
Effect of dilutive securities	3,070	3,017	2,592
Weighted average common shares outstanding—diluted	327,445	244,453	235,292

Net income/(loss) per share available to common shareholders	$1.66	$0.66	$0.95
Diluted income/(loss) per share available to common shareholders	$1.65	$0.65	$0.94

Schedule Of Anti-Dilutive Options and Awards
The following table presents outstanding options and other equity awards that were excluded from the calculation of diluted earnings per share because they were either anti-dilutive (the exercise price was higher than the weighted-average market price for the period) or the performance conditions have not been met:

(Shares in thousands)	2018	2017	2016
Stock options excluded from the calculation of diluted EPS	2,256	2,468	2,610
Weighted average exercise price of stock options excluded from the calculation of diluted EPS	$24.33	$25.62	$26.29
Other equity awards excluded from the calculation of diluted EPS	608	176	37